EXHIBIT 10.3

            AMENDMENT TO EMPLOYMENT CONTRACT FOR EVANGELOS EVANGELOU

         Whereas, Central European Distribution Corporation, a Delaware company (the "Company") and Evangelos Evangelou (the "Executive") entered into an employment agreement dated as of September 15, 1998 (the "Agreement"); and

         Whereas, section 5(b) of the Agreement did not accurately reflect the agreement of the Company and the Executive regarding the issue addressed by such section 5(b); and

         Whereas, the Company and the Executive desire to amend the Agreement to reflect accurately their agreement;

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         NOW, THEREFORE, the Company and the Executive agree as follows:

         Section 5(b) of the Agreement is amended in its entirely to read as follows:

         5(b). STOCK OPTIONS. As part of the consideration for entering into this Agreement and performing services hereunder, the Company grants to the Executive stock options for 24,000 shares of its common stock, par value $.01 per share (the "Common Stock") to vest and be exercisable as follows: (i) options for 4,000 shares to be exercisable at $6.50 per share and to become exercisable on January 1, 1999; (ii) options for 8,000 shares to be exercisable at the average trading price of the Common Stock for the week preceding August 25, 1999 and to become exercisable on September 1, 2000; and (iii) options for 12,000 shares to be exercisable at the average trading price of the Common Stock for the last five trading days of July 2001 and to become exercisable on August 1, 2001. All such options shall have a term ending on but including August 31, 2001. This grant shall be documented in a stock option agreement to be provided to the Executive by the Company.

         IN WITNESS WHEREOF, the Company and the Executive have executed this amendment as of May 14, 1999.

                                  CENTRAL EUROPEAN DISTRIBUTION CORPORATION


                                  /s/ WILLIAM V. CAREY
                                  -------------------------------------------
                                  Name:   William V. Carey
                                  Title:  President and Chief Executive Officer


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                                   THE EXECUTIVE

                                   CENTRAL EUROPEAN DISTRIBUTION CORPORATION

                                   /s/ EVANGELOS EVANGELOU
                                   --------------------------------------------
                                   Evangelos Evangelou